BULL
&
 BEAR
 PERFORMANCE DRIVEN(R)

                              PROSPECTUS SUPPLEMENT
                            DATED SEPTEMBER 10, 1998

                                   BULL & BEAR
                               GOLD INVESTORS LTD.
                       Prospectus dated September 2, 1998

On September 9, 1998, the Board of Directors approved a proposal to convert the Fund from open end to closed end status. As a closed end fund, it is expected that the Fund's shares would be listed on the American Stock Exchange or traded on Nasdaq and they would no longer be redeemable at net asset value. Proxy materials providing detailed information concerning the proposal will be mailed to shareholders of record and available to investors in October 1998.


GI-SUP-9/98